SMRH:4841-0598-1860.5 -1- 4873-4309-6232.v2 November 8, 2019 Willis Lease Finance Corporation (“Borrower”) 60 East Sir Francis Drake Boulevard Suite 209 Larkspur, CA 94939 Re: Willis Syndicated Credit Agreement/Agreement to Amend Credit Agreement to Address Inconsistencies Ladies and Gentlemen: Reference is made to the Fourth Amended and Restated Credit Agreement dated June 7, 2019, among Borrower, the Lenders party thereto, MUFG Union Bank, N.A., as Security Agent, and MUFG Bank, Ltd., as Administrative Agent, (as amended, extended, renewed, supplemented or otherwise modified from time to time, the "Credit Agreement"). Capitalized terms used herein and not defined shall have the meaning set forth for them in the Credit Agreement. Sections 12.14 (Governing Law; Venue) and 12.15 (Waiver of Jury Trial) of the Credit Agreement shall apply to this letter. This letter will confirm the agreement of the Agents and the Borrower as follows: 1.a) Sub-section (o) of the definition of “Eligible Lease” in the Credit Agreement requires that: “if the Lessee (other than a Leasing Subsidiary under a Head Lease) of the related Engine(s) and/or item(s) of Equipment is domiciled or whose chief executive office is located in a non-U.S. jurisdiction, (a) such Engine(s) and item(s) of Equipment shall be owned by and leased from an Owner Trustee (acting under a Trust Agreement), (b) such Owner Trustee shall have executed and delivered to Security Agent the Owner Trustee Guaranty, (c) such Owner Trustee shall have executed and delivered to Security Agent an Owner Trustee Mortgage and Security Agreement covering, among other things, such Engine(s), such item(s) of Equipment and such Lease, and (d) the Borrower shall have executed and delivered to Security Agent the Beneficial Interest Pledge Agreement covering, among other things, the Borrower’s Beneficial Interest in the owner trust which owns such Engine(s) or item(s) of Equipment.” b) Sub-section (o) of the definition of “Eligible Lease” may be interpreted to prohibit Engine(s) and/or item(s) of Equipment owned by Borrower directly or by a Wholly-Owned Subsidiary of Borrower and leased to a Lessee (other than a Leasing Subsidiary under a Head Lease) that is domiciled or whose chief executive office is located in a non-U.S. jurisdiction, from being subject to a Lease that qualifies as an Eligible Lease. c) Such an interpretation is inconsistent with various other provisions of the Credit Agreement, including, but not limited to, (i) the definitions of “Eligible Asset,” “Engine,” SMRH:4841-0598-1860 -2- 4873-4309-6232.v2 “Engine Owner,” “Excluded Subsidiary,” and “Lease,” (ii) Sections 3, 4.1.3, 4.3.4, 4.3.5, 4.3.6, 5.24, 6.13.2, and 6.19, and (iii) Schedule 5.23. 2.a) Section 7.5(b) of the Credit Agreement restricts the ability of Borrower to merge with any third Person unless certain conditions described in the proviso thereto are satisfied, including clauses (ii), (v) and (vi) thereof which require that no Change in Control result therefrom and place monetary limitations on the payment of merger consideration by Borrower and/or its Subsidiaries. b) In each other instance where “Change in Control” appears in the Credit Agreement (namely, Section 2.8.4 (Mandatory Repayments) and Section 9.1.13 (Events of Default)) it is followed by a qualifier that provides that for the avoidance of doubt, a Permitted Change in Control is not a Change in Control. To interpret clause (ii) of the proviso in Section 7.5 of the Credit Agreement to prohibit a Permitted Change in Control would be inconsistent with these other Sections of the Credit Agreement. c) Section 7.14 of the Credit Agreement permits Stock repurchases, unless a Default or Event of Default exists. To interpret a payment by the Borrower to its stockholders in the form of merger consideration as being subject to clauses (v) and (vi) of the proviso in Section 7.5 of the Credit Agreement would be inconsistent with the Borrower’s ability to make such payments under Section 7.14 of the Credit Agreement. 3. Pursuant to Section 12.16 of the Credit Agreement, Agents and Borrower may amend any Loan Document to correct any errors, mistakes, omissions, defects or inconsistencies, or to affect administrative changes that are not adverse to any Lender, and such amendment shall become effective without further consent of any other party to such Loan Document other than Borrower, Administrative Agent and, if applicable, Security Agent 4. To address the inconsistencies described above, the Agents and Borrower hereby agree that (a) sub-section (o) of the definition of Eligible Lease as it appears in the Credit Agreement shall be deleted in its entirety and (b) a new proviso shall be added to the end of the first sentence of Section 7.5 of the Credit Agreement as follows: “; provided further, that, for the avoidance of doubt, clauses (ii), (v) and (vi) shall not apply to any merger or consolidation entered into in connection with a Permitted Change in Control.” 5. Except as specifically set forth above, all the terms and provisions of the Credit Agreement remain unchanged and in full force and effect. Please indicate your agreement to the terms and conditions contained in this letter by executing a copy of this letter in the space provided below and returning the executed copy to the undersigned. The agreements of Agents that are contained in this letter shall not be effective unless and until this letter is executed by the Borrower and the Agents. [SIGNATURE PAGES FOLLOW] SMRH:4841-0598-1860 -3- 4873-4309-6232.v2 Very truly yours, MUFG BANK, LTD., in its capacity as Administrative Agent By: /s/ Ian Held Name: Ian Held Title: Director MUFG UNION BANK, N.A. in its capacity as Security Agent By: /s/ Hyoson Choi Name: Hyoson Choi Title: Vice President SMRH:4841-0598-1860 -4- 4873-4309-6232.v2 Date: “Borrower” WILLIS LEASE FINANCE CORPORATION, a Delaware corporation By: /s/ Dean M. Poulakidas Name: Dean M. Poulakidas Title: Senior Vice President

SMRH:4841-0598-1860 -5- 4873-4309-6232.v2 AGREED AND ACCEPTED BY GUARANTORS: Date: November 1, 2019 WILLIS LEASE (IRELAND) LIMITED By: /s/ Brian R. Hole Name: Brian R. Hole Title: Alternate Director Date: November 1, 2019 WEST ENGINE FUNDING LLC By: /s/ Brian R. Hole Name: Brian R. Hole Title: Senior Vice President Date: November 1, 2019 WEST ENGINE FUNDING (IRELAND) LIMITED By: /s/ Brian R. Hole Name: Brian R. Hole Title: Alternate Director Date: November 1, 2019 WILLIS AERONAUTICAL SERVICES, INC. By: /s/ Dean M. Poulakidas Name: Dean M. Poulakidas Title: Senior Vice President Date: November 1, 2019 WLFC (IRELAND) LIMITED By: /s/ Brian R. Hole Name: Brian R. Hole SMRH:4841-0598-1860 -6- 4873-4309-6232.v2 Title: Alternate Director Date: November 1, 2019 WELLS FARGO TRUST COMPANY, NATIONAL ASSOCIATION, not individually but solely as Owner Trustee under the Trust Agreements By: /s/ Jackson Frandsen Name: Jackson Frandsen Title: Assistant Vice President SMRH:4841-0598-1860 -7- 4873-4309-6232.v2 Date: 11-5-19 U.S. BANK NATIONAL ASSOCIATION, not individually but solely as Owner Trustee under the Trust Agreements By: /s/ Brian W. Kozack Name: Brian W. Kozack Title: Vice President SMRH:4841-0598-1860 -8- 4873-4309-6232.v2 Date: 11/1/19 BANK OF UTAH, not individually but solely as Owner Trustee under the Trust Agreements By: /s/ Kade Baird Name: Kade Baird Title: Assistant Vice President